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                                                                    EXHIBIT 4.20

FORM OF COMMON STOCK CERTIFICATE

NUMBER                           [GRAPHIC]                                SHARES

                         TOREADOR RESOURCES CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK

                                                               CUSIP ___________

THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NEW YORK
AND JERSEY CITY, NEW YORK

THIS IS TO CERTIFY that:

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF 15 5/8
                               CENTS PER SHARE OF

TOREADOR RESOURCES CORPORATION transferable, except as set forth on the reverse hereof, on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

      A statement of the designations, preferences, privileges and voting powers, and the restrictions or qualifications thereof, of the preferred stock and common stock of the Corporation, as fixed by the Certificate of Incorporation of the Corporation is set forth on the reverse hereof. This Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended, (copies of which are on file in the office of the Transfer Agent), to all of which the holder, by the acceptance of this certificate assents.

            This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.

            Dated:

[CORPORATE SEAL]

                       /s/ GERRY CARGILE                    /s/ G.T. Graves III

                               Secretary                            President

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                         TOREADOR RESOURCES CORPORATION

      The Corporation will furnish to the record holder of this certificate without charge on written request to such corporation at its principal place of business a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which such corporation is authorized to issue and the qualifications, limitations or restriction of such preferences and/or rights.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common         UNIF GIFT MIN ACT - ___  Custodian _____
TEN ENT -  as tenants by the entireties                    (Cust)        (Minor)
JT TEN  -  as joint tenants with right            under Uniform Gifts to Minors
           of survivorship and not as              Act _________________________
           tenants in common                                      (State)

             Additional abbreviations may also be used though not in the above list.

For Value Received,_____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee
________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________________________  Shares of
the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________________________

                                            [X]_________________________________
                                                         (SIGNATURE)
   NOTICE: THE SIGNATURE(S) TO THIS
   ASSIGNMENT MUST CORRESPOND WITH
   THE NAME(S) AS WRITTEN UPON THE     ->
   FACE OF THE CERTIFICATE IN EVERY
   PARTICULAR WITHOUT ALTERATION OR
   ENLARGEMENT OR ANY CHANGE WHATEVER
                                             [X]________________________________
                                                         (SIGNATURE)

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                  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                  INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                  SIGNATURE(S) GUARANTEED BY:

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